UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2013

Fiesta Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35373	90-0712224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14800 Landmark Boulevard, Suite 500, Addison, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 702-9300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 14, 2013, Fiesta Restaurant Group, Inc. (the “Company”), Joseph A. Zirkman, as attorney in fact for the Selling Stockholders (as defined below), and Joseph A. Zirkman (individually as a Selling Stockholder) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Jefferies LLC as representative of several underwriters named therein (collectively, the “Underwriters”), relating to the offer and sale (the “Offering”) in an underwritten public offering of an aggregate of 3,105,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), which included 2,700,000 shares of Common Stock issued and sold by the Company and an aggregate of 405,000 additional shares of Common Stock that the Underwriters purchased from the Company and certain executive officers of the Company (the “Selling Stockholders”), as selling stockholders, upon exercise of their over-allotment option, of which 378,336 shares of Common Stock were issued and sold by the Company and 26,664 shares of Common Stock were sold by the Selling Stockholders (the “Selling Stockholder Shares”), at a price of $46.00 per share (excluding underwriting discounts and commissions). The Offering closed on November 20, 2013. The Company did not receive any of the net proceeds from the sale of the Selling Stockholder Shares.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and the Selling Stockholders, customary conditions to closing, indemnification obligations of the Company, the Selling Stockholders and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The Offering was made pursuant to the Company’s effective Registration Statement on Form S-3 (Registration No. 333-192554) previously filed with the Securities and Exchange Commission (the “SEC”), which included a preliminary prospectus and a prospectus thereunder also filed with the SEC. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

1.1	Underwriting Agreement, dated as of November 14, 2013, among Fiesta Restaurant Group, Inc., Joseph A. Zirkman, as attorney-in-fact for the selling stockholders, Joseph A. Zirkman and Jefferies LLC as representative of several underwriters named therein

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIESTA RESTAURANT GROUP, INC.

Date: November 20, 2013

By:	/s/ Joseph A. Zirkman
Name:	Joseph A. Zirkman
Title:	Vice President, General Counsel and Secretary

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